THE ADAMS EXPRESS COMPANY

Board of Directors

Enrique R. Arzac [2,4]	Roger W. Gale [1,4,5]
Phyllis O. Bonanno [2,4]	Thomas H. Lenagh [2,3]
Kenneth J. Dale [3,4]	Kathleen T. McGahran [1,3,5]
Daniel E. Emerson [1,3,5]	Douglas G. Ober [1]
Frederic A. Escherich [2,3]	Craig R. Smith [1,4],5
1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee

Officers

Douglas G. Ober	Chairman and Chief Executive Officer
Joseph M. Truta	President
David D. Weaver	Executive Vice President
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Maureen A. Jones	Vice President, Chief Financial Officer and Treasurer
David R. Schiminger	Vice President—Research
D. Cotton Swindell	Vice President—Research
Brian S. Hook	Assistant Treasurer
Christine M. Sloan	Assistant Treasurer
Geraldine H. Paré	Assistant Secretary

Stock Data

Market Price (3/31/09)	$7.52
Net Asset Value (3/31/09)	$8.76
Discount:	14.2%

New York Stock Exchange ticker symbol: ADX

NASDAQ Mutual Fund Quotation Symbol: XADEX

Newspaper stock listings are generally under the abbreviation: AdaEx

Distributions in 2009

From Investment Income (paid or declared)	$0.08
From Net Realized Gains	0.02

Total	$0.10

2009 Dividend Payment Dates

March 1, 2009

June 1, 2009

September 1, 2009*

December 28, 2009*

*Anticipated

LETTER TO STOCKHOLDERS

We submit herewith the financial statements of The Adams Express Company (the Company) for the three months ended March 31, 2009. Also provided are a schedule of investments and other financial information.

Net assets of the Company at March 31, 2009 were $8.76 per share on 86,767,691 shares outstanding, compared with $9.61 per share at December 31, 2008 on 87,406,443 shares outstanding. On March 1, 2009, a distribution of $0.05 per share was paid, consisting of $0.02 from 2008 investment income, $0.02 from 2008 long-term capital gain, and $0.01 from 2009 investment income, all taxable in 2009. On April 9, 2009 an investment income dividend of $0.05 per share was declared to stockholders of record May 15, 2009, payable June 1, 2009.

Net investment income for the three months ended March 31, 2009 amounted to $3,033,510, compared with $5,702,605 for the same three month period in 2008. These earnings are equal to $0.03 and $0.07 per share, respectively.

Net capital gain realized on investments for the three months ended March 31, 2009 amounted to $19,462,868, or $0.22 per share.

For the three months ended March 31, 2009, the total return on the net asset value (with dividends and capital gains reinvested) of the Company’s shares was (8.1)%. The total return on the market value of the Company’s shares for the period was (5.6)%. These compare to a (11.0)% total return for the Standard & Poor’s 500 Composite Stock Index and a (9.8)% total return for the Lipper Large-Cap Core Mutual Fund Average over the same time period.

For the twelve months ended March 31, 2009, the Company’s total return on net asset value was (34.8)% and on market value was (35.2)%. Comparable figures for the S&P 500 and the Lipper Large-Cap Core Mutual Fund Average were (38.1)% and (37.3)%, respectively.

The Annual Meeting was held on March 19, 2009 in Baltimore, Maryland. The results of the voting at the Annual Meeting are shown on page 14. The presentation concerning the Company’s performance and the outlook for the remainder of the year can be found on the Company’s website under Events.

Joseph M. Truta, President of the Company for the past 23 years, is retiring at the end of June, 2009 after 40 years of service. Mr. Truta joined the Company in 1969, when it was still headquartered in New York City. His contributions over the years were recognized and the appreciation of The Board of Directors and management were expressed at the Annual Meeting.

Maureen A. Jones, Vice President, Chief Financial Officer and Treasurer, is retiring at the end of May, 2009 after 21 years with the Company. Ms. Jones has been instrumental in applying a great many new financial standards and requirements to the Company’s financial statements during her years of service. She was also recognized for her contributions at the Annual Meeting.

While both Mr. Truta and Ms. Jones will be greatly missed, we have been planning for both of these retirements for some period of time and have plans in place for the successors to these important members of senior management.

Current and potential stockholders can find information about the Company, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, on our website at www.adamsexpress.com. Also available on the website are a history of the Company, historical financial information, and other useful content. Further information regarding stockholder services is located on page 15 of this report.

By order of the Board of Directors,

Douglas G. Ober,

Chairman and

Chief Executive Officer

Joseph M. Truta,

President

April 9, 2009

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2009

(unaudited)

Assets
Investments* at value:
Common stocks (cost $861,399,513)	$650,460,248
Non-controlled affiliate, Petroleum & Resources Corporation (cost $34,735,404)	40,017,964
Short-term investments (cost $72,640,848)	72,640,848
Securities lending collateral (cost $67,838,908)	67,838,908	$830,957,968
Cash		349,426
Receivables:
Investment securities sold		1,584,586
Dividends and interest		897,481
Prepaid expenses and other assets		1,831,953
Total Assets		835,621,414
Liabilities
Investment securities purchased		3,236,740
Open written option contracts at value (proceeds $438,569)		294,150
Obligations to return securities lending collateral		67,838,908
Accrued pension liabilities		3,968,980
Accrued expenses		280,460
Total Liabilities		75,619,238
Net Assets		$760,002,176
Net Assets
Common Stock at par value $0.001 per share, authorized 150,000,000 shares; issued and outstanding 86,767,691 shares (includes 112,823 restricted shares, 15,000 nonvested or deferred restricted stock units, and 8,825 deferred stock units) (note 6)		$86,768
Additional capital surplus		949,070,434
Accumulated other comprehensive income (note 5)		(5,733,742)
Undistributed net investment income		2,159,381
Undistributed net realized gain on investments		19,931,621
Unrealized appreciation/(depreciation) on investments		(205,512,286)
Net Assets Applicable to Common Stock		$760,002,176
Net Asset Value Per Share of Common Stock		$8.76

* See Schedule of Investments on pages 9 and 10.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Three Months Ended March 31, 2009

(unaudited)

Investment Income
Income:
Dividends:
From unaffiliated issuers	$4,494,709
From non-controlled affiliate	174,942
Interest and other income	139,089
Total income	4,808,740
Expenses:
Investment research	793,376
Administration and operations	467,435
Transfer agent, registrar, and custodian	99,613
Directors’ fees	96,542
Reports and stockholder communications	68,859
Travel, training, and other office expenses	49,187
Investment data services	43,900
Occupancy	42,510
Auditing and accounting services	32,460
Insurance	26,176
Legal services	11,096
Other	44,076
Total expenses	1,775,230
Net Investment Income	3,033,510
Change in Accumulated Other Comprehensive Income (note 5)	302,053
Realized Gain and Change in Unrealized Appreciation on Investments
Net realized gain on security transactions	19,095,616
Net realized gain distributed by regulated investment company (non-controlled affiliate)	109,339
Net realized gain on written option contracts	257,913
Change in unrealized appreciation on securities	(93,588,764)
Change in unrealized appreciation on written option contracts	58,302
Net Loss on Investments	(74,067,594)
Change in Net Assets Resulting from Operations	$(70,732,031)

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Three Months Ended March 31, 2009	Year Ended December 31, 2008
	(unaudited)
From Operations:
Net investment income	$3,033,510	$21,085,039
Net realized gain on investments	19,462,868	32,965,241
Change in unrealized appreciation on investments	(93,530,462)	(522,436,794)
Change in accumulated other comprehensive income (note 5)	302,053	(4,055,632)
Change in net assets resulting from operations	(70,732,031)	(472,442,146)
Distributions to Stockholders from:
Net investment income	(2,628,357)	(22,378,500)
Net realized gain from investment transactions	(1,765,938)	(32,528,278)
Decrease in net assets from distributions	(4,394,295)	(54,906,778)
From Capital Share Transactions:
Value of shares issued in payment of distributions (note 4)	5,208	17,225,925
Cost of shares purchased (note 4)	(4,891,825)	(28,955,931)
Deferred compensation (notes 4, 6)	2,976	611,546
Change in net assets from capital share transactions	(4,883,641)	(11,118,460)
Total Change in Net Assets	(80,009,967)	(538,467,384)

Net Assets:
Beginning of period	840,012,143	1,378,479,527
End of period (including undistributed net investment income of $2,159,381 and $1,754,228, respectively)	$760,002,176	$840,012,143

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Significant Accounting Policies

The Adams Express Company (the Company) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company is an internally-managed fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by Company management. Management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Company ultimately realizes upon sale of the securities.

Affiliated Companies — Investments in companies 5% or more of whose outstanding voting securities are held by the Company are defined as “Affiliated Companies” in Section 2(a)(3) of the Investment Company Act of 1940.

Security Transactions and Investment Income — Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to stockholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

Security Valuation — Investments in securities traded on a national security exchange are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options and money market funds) are valued at amortized cost which approximates fair value. Purchased and written options are valued at the last quoted bid and asked price, respectively. Money market funds are valued at net asset value on the day of valuation.

In accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), fair value is defined as the price that the Company would receive upon selling an investment in an orderly transaction to an independent buyer. FAS 157 established a three-tier hierarchy to establish classification of fair value measurements, summarized as follows:

•	Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments,
•	Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments,
•	Level 3 — fair value is determined using the Company’s own assumptions, developed based on the best information available in the circumstances.

The Company’s investments at March 31, 2009 were classified as follows:

	Investment in securities	Written options
Level 1	$830,957,968	$294,150
Level 2	—	—
Level 3	—	—
Total	$830,957,968	$294,150

2. Federal Income Taxes

The Company’s policy is to distribute all of its taxable income to its stockholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities at March 31, 2009 was $1,036,127,422 and net unrealized depreciation aggregated $(205,169,454), of which the related gross unrealized appreciation and depreciation were $88,376,741 and $293,546,195, respectively.

Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Accordingly, annual reclassifications are made within the Company’s capital accounts to reflect income and gains available for distribution under income tax regulations. Any income tax-related interest or penalties would be classified as income tax expense.

3. Investment Transactions

The Company’s investment decisions are made by a committee of management, and recommendations to that committee are made by the research staff. Purchases and sales of portfolio securities, other than options and short-term investments, during the three months ended March 31, 2009 were $49,609,036 and $36,449,681, respectively.

The Company is subject to changes in the value of equity securities held (equity price risk) in the normal course of pursuing its investment objectives. The Company may purchase and write option contracts to increase or decrease its equity price risk exposure or may write option contracts to generate additional income. Option contracts generally entail risks associated with counterparty credit, illiquidity, and unfavorable equity price movements. The Company has mitigated counterparty credit and illiquidity risks by trading its options through an exchange. The risk of unfavorable equity price movements is limited for purchased options to the premium paid and for written options by writing only covered call or collateralized put option contracts, which require the Company to segregate certain securities or cash at its custodian when the option is written. A schedule of outstanding option contracts as of March 31, 2009 can be found on page 12.

When the Company writes (purchases) an option, an amount equal to the premium received (paid) by the Company is recorded as a liability (asset) and is subsequently marked to market daily in the Statement of Assets and Liabilities, with any related change recorded as an unrealized gain or loss in the Statement of Operations. Premiums received (paid) from unexercised options are treated as realized gains (losses) on the expiration date. Upon the exercise of written put (purchased call) option contracts, premiums received (paid) are deducted from (added to) the cost basis of the underlying securities purchased. Upon the exercise of written call (purchased put) option contracts, premiums received (paid) are added to (deducted from) the proceeds from the sale of underlying securities in determining whether there is a realized gain or loss.

Transactions in written covered call and collateralized put options during the three months ended March 31, 2009 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2008	200	$22,650	732	$94,717
Options written	1,200	179,022	4,850	512,893
Options terminated in closing purchase transactions	—	—	(350)	(49,125)
Options expired	(400)	(50,122)	(1,532)	(173,016)
Options exercised	—	—	(850)	(98,450)
Options outstanding, March 31, 2009	1,000	$151,550	2,850	$287,019

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. Capital Stock

The Company has 10,000,000 authorized and unissued preferred shares, $0.001 par value.

On December 27, 2008, the Company issued 2,149,685 shares of its Common Stock at a price of $8.01 per share (the average market price on December 8, 2008) to stockholders of record on November 21, 2008 who elected to take stock in payment of the year-end distribution from 2008 capital gain and investment income. During 2008, 898 shares were issued at a weighted average price of $10.31 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

During 2009, the Company has issued 703 shares of its Common Stock at a weighted average price of $7.37 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

The Company may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable.

Transactions in Common Stock for 2009 and 2008 were as follows:

	Shares		Amount
	Three months ended March 31, 2009	Year ended December 31, 2008	Three months ended March 31, 2009	Year ended December 31, 2008
Shares issued in payment of distributions	703	2,150,583	$5,208	$17,225,925
Shares purchased (at a weighted average discount from net asset value of 15.5% and 14.8%, respectively)	(676,675)	(2,457,547)	(4,891,825)	(28,955,931)
Net activity under the 2005 Equity Incentive Compensation Plan	37,220	44,560	2,976	611,546
Net change	(638,752)	(262,404)	$(4,883,641)	$11,118,460

5. Retirement Plans

The Company’s non-contributory qualified defined benefit pension plan (“qualified plan”) covers all employees with at least one year of service. In addition, the Company has a non-contributory nonqualified defined benefit plan which provides eligible employees with retirement benefits to supplement the qualified plan. Benefits are based on length of service and compensation during the last five years of employment.

The funded status of the plans is recognized as an asset (overfunded plan) or a liability (underfunded plan) in the Statement of Assets and Liabilities. Changes in the prior service costs and accumulated actuarial gains and losses are recognized as accumulated other comprehensive income, a component of net assets, in the year in which the changes occur.

The Company’s policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Company deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. During the three months ended March 31, 2009, the Company did not contribute to the plans. The Company expects to contribute approximately $500,000 to the plans in 2009.

The following tables aggregate the components of the plans’ net periodic pension cost and changes in accumulated other comprehensive income:

	Three months ended March 31, 2009	Year ended December 31, 2008
Service cost	$74,439	$345,420
Interest cost	142,551	459,209
Expected return on plan assets	(114,527)	(691,794)
Prior service cost component	26,309	95,860
Net loss component	113,226	137,401
Net periodic pension cost	$241,998	$346,096

	Three months ended March 31, 2009	Year ended December 31, 2008
Net gain/(loss)	$162,518	$(4,199,863)
Prior service cost	—	(89,030)
Amortization of net loss	113,226	137,401
Amortization of prior service cost	26,309	95,860
Change in accumulated other comprehensive income	$302,053	$(4,055,632)

The Company also sponsors a defined contribution plan that covers substantially all employees. For the three months ended March 31, 2009, the Company expensed contributions of $52,995. The Company does not provide postretirement medical benefits.

6. Equity-Based Compensation

Although the Stock Option Plan of 1985 (“1985 Plan”) has been discontinued and no further grants will be made under this plan, unexercised grants of stock options and stock appreciation rights granted in 2004 and prior years remain outstanding. The exercise price of the unexercised options and related stock appreciation rights is the fair market value on date of grant, reduced by the per share amount of capital gains paid by the Company during subsequent years. All options and related stock appreciation rights terminate ten years from date of grant, if not exercised.

A summary of option activity under the 1985 Plan as of March 31, 2009, and changes during the three month period then ended, is presented below:

	Options	Weighted- Average Exercise Price	Weighted- Average Remaining Life (Years)
Outstanding at December 31, 2008	122,396	$11.05	2.80
Exercised	(18,222)	7.31	—
Expired	(6,840)	8.91	—
Outstanding at March 31, 2009	97,334	$11.88	2.52
Exercisable at March 31, 2009	64,868	$11.33	2.83

The options outstanding as of March 31, 2009 are set forth below:

Exercise Price	Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Life (Years)
$9.00-$10.74	60,208	$9.85	3.28
$10.75-$12.49	—	—	—
$12.50-$14.24	—	—	—
$14.25-$16.00	37,126	15.16	1.30
Outstanding at March 31, 2009	97,334	$11.88	2.52

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Compensation cost resulting from stock options and stock appreciation rights granted under the 1985 Plan is based on the intrinsic value of the award, recognized over the award’s vesting period, and remeasured at each reporting date through the date of settlement. The total compensation cost/(credit) recognized for the three months ended March 31, 2009 was $0.

The 2005 Equity Incentive Compensation Plan (“2005 Plan”), adopted at the 2005 Annual Meeting, permits the grant of stock options, restricted stock awards and other stock incentives to key employees and all non-employee directors. The 2005 Plan provides for the issuance of up to 3,413,131 shares of the Company’s Common Stock, including both performance and nonperformance-based restricted stock. Performance-based restricted stock awards vest at the end of a specified three year period, with the ultimate number of shares earned contingent on achievement of certain performance targets. If performance targets are not achieved, all or a portion of the performance-based awards are forfeited and become available for future grants. Nonperformance-based restricted stock awards vest ratably over a three year period and nonperformance-based restricted stock units (granted to non-employee directors) vest over a one year period. Payment of awards may be deferred if elected. It is the current intention that employee grants will be performance-based. The 2005 Plan provides for accelerated vesting in the event of death or retirement. Non-employee directors also may elect to defer a portion of their cash compensation, with such deferred amount to be paid by delivery of deferred stock units. Outstanding awards are granted at fair market value on grant date. The number of shares of Common Stock which remains available for future grants under the 2005 Plan at March 31, 2009 is 3,200,349 shares.

A summary of the status of the Company’s awards granted under the 2005 Plan as of March 31, 2009, and changes during the three month period then ended, is presented below:

Awards	Shares/ Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2008	129,694	$13.15
Granted:
Restricted stock	48,595	8.21
Restricted stock units	6,750	7.26
Deferred stock units	557	7.96
Vested & issued	(44,222)	12.89
Forfeited	(4,726)	8.21
Balance at March 31, 2009 (includes 108,251 performance-based awards and 28,397 nonperformance-based awards)	136,648	$11.12

Compensation costs resulting from awards granted under the 2005 Plan are based on the fair value of the award on grant date (determined by the average of the high and low price on grant date) and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation costs are based on the most probable outcome and, if such goals are not met, compensation cost is not recognized and any previously recognized compensation cost is reversed. The total compensation costs for the period ended March 31, 2009 for restricted stock granted to employees were $91,776. The total compensation costs for the period ended March 31, 2009 for restricted stock units granted to non-employee directors were $18,042. As of March 31, 2009, there were total unrecognized compensation costs of $728,530, a component of additional capital surplus, related to nonvested equity-based compensation arrangements granted under the 2005 Plan. Those costs are expected to be recognized over a weighted average period of 2.01 years. The total fair value of shares and units vested during the three month period ended March 31, 2009 was $535,746.

7. Officer and Director Compensation

The aggregate remuneration paid during the three months ended March 31, 2009 to officers and directors amounted to $1,283,636, of which $117,265 was paid as fees and compensation to directors who were not officers. These amounts represent the taxable income to the Company’s officers and directors and therefore differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

8. Portfolio Securities Loaned

The Company makes loans of securities to approved brokers to earn additional income. It receives as collateral cash deposits, U.S. Government securities, or bank letters of credit valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Company on the next business day. Cash deposits are placed in a registered money market fund. The Company accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Company also continues to receive interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Company. At March 31, 2009, the Company had securities on loan of $67,669,766 and held cash collateral of $67,838,908; additional collateral was delivered the next business day in accordance with the procedure described above. The Company is indemnified by the Custodian, serving as lending agent, for loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

FINANCIAL HIGHLIGHTS

	Three Months Ended
	(unaudited)				Year Ended December 31
	March 31, 2009		March 31, 2008		2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$9.61		$15.72		$15.72	$15.86	$14.71	$15.04	$14.36

Net investment income	0.03		0.07		0.25	0.30*	0.23	0.22	0.23**

Net realized gains and increase (decrease) in unrealized appreciation	(0.84)		(1.26)		(5.68)	0.61	1.86	0.32	1.39

Change in accumulated other comprehensive income (note 5)	0.00		0.00		(0.05)	0.00	(0.02)	—	—

Total from investment operations	(0.81)		(1.19)		(5.48)	0.91	2.07	0.54	1.62

Less distributions

Dividends from net investment income	(0.03)		(0.03)		(0.26)	(0.32)	(0.23)	(0.22)	(0.24)

Distributions from net realized gains	(0.02)		(0.02)		(0.38)	(0.71)	(0.67)	(0.64)	(0.66)

Total distributions	(0.05)		(0.05)		(0.64)	(1.03)	(0.90)	(0.86)	(0.90)

Capital share repurchases	0.01		0.01		0.05	0.04	0.04	0.05	0.02

Reinvestment of distributions	0.00		0.00		(0.04)	(0.06)	(0.06)	(0.06)	(0.06)

Total capital share transactions	0.01		0.01		0.01	(0.02)	(0.02)	(0.01)	(0.04)

Net asset value, end of period	$8.76		$14.49		$9.61	$15.72	$15.86	$14.71	$15.04

Market price, end of period	$7.52		$12.51		$8.03	$14.12	$13.87	$12.55	$13.12

Total Investment Return

Based on market price	(5.6)%		(11.1)%		(38.9)%	9.4%	17.9%	2.2%	13.2%

Based on net asset value	(8.1)%		(7.5)%		(34.4)%	6.5%	15.0%	4.5%	12.1%

Ratios/Supplemental Data

Net assets, end of period (in 000’s)	$760,002		$1,262,298		$840,012	$1,378,480	$1,377,418	$1,266,729	$1,295,549

Ratio of expenses to average net assets	0.92%	†	0.46%	†	0.48%	0.44%	0.50%	0.45%	0.43%

Ratio of net investment income to average net assets	1.58%	†	1.75%	†	1.82%	1.82%	1.50%	1.44%	1.54%

Portfolio turnover	5.28%		1.03%		18.09%	10.46%	10.87%	12.96%	13.43%

Number of shares outstanding at end of period (in 000’s)	86,768		87,133		87,406	87,669	86,838	86,100	86,135

*	In 2007, the Company received $5,100,000, or $0.06 per share, in a special cash dividend from Dean Foods Co., of which $2,295,000, or $0.03 per share, was considered a taxable dividend.
**	In 2004, the Company received $2,400,000, or $0.03 per share, in an extraordinary dividend from Microsoft Corp.
†	Ratios presented on an annualized basis. For 2009, ratios of expenses and net investment income to average net assets are 0.87% and 1.63%, respectively, after adjusting for non-recurring compensation expenses during the remainder of the year.

SCHEDULE OF INVESTMENTS

March 31, 2009

(unaudited)

	Shares	Value (A)
Stocks — 90.8%

Consumer — 23.2%
Consumer Discretionary — 6.9%
Lowe’s Companies, Inc.	600,000	$10,950,000
McDonald’s Corp.	250,000	13,642,500
Newell Rubbermaid Inc. (B)	400,000	2,552,000
Ryland Group Inc.	343,500	5,722,710
Target Corp.	320,000	11,004,800
Walt Disney Co. (B)	480,000	8,716,800

		52,588,810

Consumer Staples — 16.3%
Avon Products, Inc.	435,000	8,365,050
Bunge Ltd. (B)(C)	160,000	9,064,000
Coca-Cola Co.	300,000	13,185,000
CVS/Caremark Corp.	285,000	7,834,650
Dean Foods Co. (D)	340,000	6,147,200
Del Monte Foods Co.	1,300,000	9,477,000
Hansen Natural Corp. (C)(D)	375,000	13,500,000
PepsiCo, Inc.	360,000	18,532,800
Procter & Gamble Co.	315,000	14,833,350
Safeway Inc. (B)	390,000	7,874,100
Unilever plc ADR	800,000	15,144,000

		123,957,150

Energy — 12.4%
Chevron Corp.	150,000	10,086,000
ConocoPhillips	150,000	5,874,000
CONSOL Energy Inc.	200,000	5,048,000
Exxon Mobil Corp. (E)	215,000	14,641,500
Halliburton Co.	300,000	4,641,000
Petroleum & Resources Corporation (F)	2,186,774	40,017,964
Schlumberger Ltd.	105,000	4,265,100
Transocean Ltd. (D)	160,000	9,414,400

		93,987,964

Financials — 8.2%
Banking — 7.4%
Bank of America Corp.	885,000	6,035,700
Bank of New York Mellon Corp.	403,775	11,406,644
Goldman Sachs Group, Inc. (C)	60,000	6,361,200
JPMorgan Chase & Co.	125,000	3,322,500
PNC Financial Services Group, Inc.	200,000	5,858,000
State Street Corp.	230,000	7,079,400
Visa Inc. (B)	190,000	10,564,000
Wells Fargo & Co. (B)	425,000	6,052,000

		56,679,444

	Shares	Value (A)
Insurance — 0.8%
Prudential Financial, Inc. (B)	310,000	$5,896,200

Health Care — 14.2%
Abbott Laboratories	320,000	15,264,000
Bristol-Myers Squibb Co.	345,000	7,562,400
Hospira Inc. (D)	300,000	9,258,000
Johnson & Johnson	255,000	13,413,000
Medtronic, Inc.	310,000	9,135,700
Pfizer Inc.	1,120,000	15,254,400
Senomyx, Inc. (D)	984,400	1,565,196
Teva Pharmaceutical Industries Ltd. ADR	370,000	16,668,500
Wyeth Co.	325,000	13,988,000
Zimmer Holdings, Inc. (D)	150,000	5,475,000

		107,584,196

Industrials — 12.4%
Cintas Corp. (B)	300,000	7,416,000
Curtiss-Wright Corp.	360,000	10,098,000
Emerson Electric Co.	300,000	8,574,000
General Electric Co. (B)	1,488,000	15,043,680
Harsco Corp.	310,000	6,872,700
Illinois Tool Works Inc.	250,000	7,712,500
Masco Corp. (B)	450,000	3,141,000
Oshkosh Corp. (B)	330,000	2,224,200
Spirit AeroSystems Holdings, Inc. (B)(D)	720,000	7,178,400
Tata Motors Ltd. ADR	1,000,000	4,930,000
3M Co. (B)	160,000	7,955,200
United Technologies Corp.	300,000	12,894,000

		94,039,680

Information Technology — 13.0%
Communication Equipment — 0.9%
Corning Inc.	500,000	6,635,000

Computer Related — 9.4%
Automatic Data Processing Inc. (B)	300,000	10,548,000
Cisco Systems, Inc. (D)	850,000	14,254,500
Dell Inc. (D)	585,000	5,545,800
Microsoft Corp. (B)	1,180,000	21,676,600
Oracle Corp. (D)	1,100,000	19,877,000

		71,901,900

Electronics — 2.7%
Broadcom Corp. (D)	400,000	7,992,000
Intel Corp.	840,000	12,642,000

		20,634,000

SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2009

(unaudited)

	Shares	Value (A)
Materials — 1.3%
du Pont (E.I.) de Nemours and Co.	460,000	$10,271,800

Telecom Services — 1.3%
AT&T Corp.	400,000	10,080,000

Utilities — 4.8%
Atmos Energy Corp.	123,400	2,853,008
MDU Resources Group, Inc.	562,500	9,078,750
Northeast Utilities	350,000	7,556,500
Northwest Natural Gas Co.	200,000	8,684,000
Spectra Energy Corp. (B)	305,780	4,323,730
WGL Holdings, Inc.	113,600	3,726,080

		36,222,068

Total Stocks (Cost $896,134,917)		690,478,212

Short-Term Investments — 9.6%
Money Market Funds — 9.6%
Fidelity Institutional Money Market – Government Portfolio, 0.51% (G)	20,034,766	20,034,766
Fidelity Institutional Money Market – Treasury Only Portfolio, 0.26% (G)	11,748,292	11,748,292

	Shares	Value (A)
Fidelity Institutional Money Market – Treasury Portfolio, 0.32% (G)	20,000,185	$20,000,185
Vanguard Federal Money Market, 0.58% (G)	20,047,239	20,047,239
Vanguard Admiral Treasury Money Market, 0.43% (G)	810,366	810,366

		72,640,848

Total Short-Term Investments (Cost $72,640,848)		72,640,848

Total Securities Lending Collateral — 8.9% (Cost $67,838,908)
Money Market Funds — 8.9%
Invesco Aim Short-Term Investment Trust – Liquid Assets Portfolio (Institutional Class), 0.79% (G)	67,838,908	67,838,908

Total Investments — 109.3% (Cost $1,036,614,673)		830,957,968
Cash, receivables, prepaid expenses and other assets, less liabilities — (9.3)%		(70,955,792)

Net Assets — 100%		$760,002,176

Notes:

(A)	See note 1 to financial statements. Securities are listed on the New York Stock Exchange or the NASDAQ.
(B)	A portion of shares held are on loan. See note 8 to financial statements.
(C)	All or a portion of this security is pledged to cover open written call option contracts. Aggregate market value of such pledged securities is $6,216,350.
(D)	Presently non-dividend paying.
(E)	All or a portion of this security is pledged to collateralize open written put option contracts with an aggregate value to deliver upon exercise of $9,752,500.
(F)	Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(G)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

PORTFOLIO SUMMARY

March 31, 2009

(unaudited)

Ten Largest Portfolio Holdings

	Market Value	% of Net Assets
Petroleum & Resources Corporation*	$40,017,964	5.3%
Microsoft Corp.	21,676,600	2.9
Oracle Corp.	19,877,000	2.6
PepsiCo, Inc.	18,532,800	2.4
Teva Pharmaceutical Industries Ltd. ADR	16,668,500	2.2
Abbott Laboratories	15,264,000	2.0
Pfizer Inc.	15,254,400	2.0
Unilever plc ADR	15,144,000	2.0
General Electric Co.	15,043,680	2.0
Procter & Gamble Co.	14,833,350	1.9

	$192,312,294	25.3%

*Non-controlled affiliate

Sector Weightings

SCHEDULE OF OUTSTANDING OPTION CONTRACTS

March 31, 2009

(unaudited)

Contracts (100 shares each)	Security	Strike Price	Contract Expiration Date		Value

COVERED CALLS
100	Bunge Ltd.	$70	Apr	09	$1,500
150	Bunge Ltd.	85	Jul	09	10,500
100	Goldman Sachs Group, Inc.	120	Apr	09	21,800
200	Goldman Sachs Group, Inc.	150	Jul	09	58,200
150	Hansen Natural Corp.	40	May	09	21,000
150	Hansen Natural Corp.	45	Jun	09	13,500
150	Hansen Natural Corp.	50	Jun	09	6,000

1,000					132,500

COLLATERALIZED PUTS
100	Avon Products, Inc.	17.50	May	09	10,000
100	Bunge Ltd.	22.50	Apr	09	500
100	Bunge Ltd.	30	Apr	09	500
100	CVS/Caremark Corp.	20	May	09	2,000
250	Exxon Mobil Corp.	60	Apr	09	13,000
100	Goldman Sachs Group, Inc.	45	Apr	09	900
150	Goldman Sachs Group, Inc.	70	Apr	09	5,700
150	Harsco Corp.	20	Apr	09	10,500
150	Hospira Inc.	20	May	09	3,000
200	JPMorgan Chase & Co.	20	Apr	09	11,800
150	JPMorgan Chase & Co.	21	Apr	09	11,250
100	PepsiCo, Inc.	42.50	Apr	09	1,000
150	Procter & Gamble Co.	42.50	Apr	09	4,500
200	Procter & Gamble Co.	45	Apr	09	14,000
100	Procter & Gamble Co.	40	Jul	09	13,500
100	Prudential Financial, Inc.	12.50	Apr	09	5,000
100	Prudential Financial, Inc.	12.50	May	09	15,000
150	Transocean Ltd.	40	Apr	09	1,500
100	Walt Disney Co.	17.50	Apr	09	5,500
100	Visa Inc.	45	May	09	11,000
100	Visa Inc.	40	Jun	09	10,000
100	Zimmer Holdings, Inc.	30	Jun	09	11,500

2,850					161,650

					$294,150

Common Stock

Listed on the New York Stock Exchange

The Adams Express Company

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900 or (800) 638-2479

Website: www.adamsexpress.com

E-mail: contact@adamsexpress.com

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Transfer Agent & Registrar: American Stock Transfer & Trust Co.

Custodian of Securities: Brown Brothers Harriman & Co.

CHANGES IN PORTFOLIO SECURITIES

During the Three Months Ended March 31, 2009

(unaudited)

	Shares
	Additions	Reductions		Held March 31, 2009
Atmos Energy Corp.	123,400			123,400
Avon Products, Inc.	30,000			435,000
Bank of America Corp.	85,000			885,000
Coca-Cola Co.	60,000			300,000
du Pont (E.I.) de Nemours and Co.	100,000			460,000
General Electric Co.	100,000			1,488,000
Goldman Sachs Group, Inc.	70,000	10,000		60,000
Harsco Corp.	60,000			310,000
JPMorgan Chase & Co.	125,000			125,000
McDonald’s Corp.	115,000			250,000
Northwest Natural Gas Co.	200,000			200,000
Prudential Financial Inc.	75,000			310,000
State Street Corp.	45,000	75,000		230,000
Visa Inc.	10,000			190,000
Walt Disney Co.	480,000			480,000
WGL Holdings, Inc.	113,600			113,600
Genentech, Inc.		220,000	(1)	—
Prosperity Bancshares, Inc.		160,000		—
Schlumberger Ltd.		35,000		105,000
Wilmington Trust Corp.		363,000		—

(1)	Received $95.00 cash for each share surrendered.

HISTORICAL FINANCIAL STATISTICS

(unaudited)

Dec. 31	Value Of Net Assets	Shares Outstanding*	Net Asset Value Per Share*	Market Value Per Share*	Dividends From Investment Income Per Share*		Distributions From Net Realized Gains Per Share*		Total Dividends and Distributions Per Share*		Annual Rate of Distribution**
1999	$2,170,801,875	80,842,241	$26.85	$22.38	$.26		$1.37		$1.63		8.53%
2000	1,951,562,978	82,292,262	23.72	21.00	.22		1.63		1.85		7.76
2001	1,368,366,316	85,233,262	16.05	14.22	.26		1.39		1.65		9.44
2002	1,024,810,092	84,536,250	12.12	10.57	.19		.57		.76		6.14
2003	1,218,862,456	84,886,412	14.36	12.41	.17		.61		.78		6.80
2004	1,295,548,900	86,135,292	15.04	13.12	.24		.66		.90		7.05
2005	1,266,728,652	86,099,607	14.71	12.55	.22		.64		.86		6.65
2006	1,377,418,310	86,838,223	15.86	13.87	.23		.67		.90		6.80
2007	1,378,479,527	87,668,847	15.72	14.12	.32		.71		1.03		7.15
2008	840,012,143	87,406,443	9.61	8.03	.26		.38		.64		5.61
March 31, 2009	760,002,176	86,767,691	8.76	7.52	.08	†	.02	†	.10	†	—

*	Adjusted to reflect the 3-for-2 stock split effected in October 2000.
**	The annual rate of distribution is the total dividends and capital gain distributions during the year divided by the average daily market price of the Company’s Common Stock.
†	Paid or declared.

ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders was held on March 19, 2009. The following votes were cast for directors:

	Votes For	Votes Withheld
Enrique R. Arzac	68,470,153	3,438,645
Phyllis O. Bonanno	69,410,642	2,498,157
Kenneth J. Dale	69,385,066	2,523,733
Daniel E. Emerson	67,929,485	3,979,313
Frederic A. Escherich	69,438,197	2,470,602
Roger W. Gale	69,477,229	2,431,570
Thomas H. Lenagh	67,796,708	4,112,091
Kathleen T. McGahran	69,528,814	2,379,985
Douglas G. Ober	68,408,911	3,499,888
Craig R. Smith	69,491,717	2,417,082

A proposal to approve and ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2009 was approved with 70,245,610 votes for, 967,118 votes against, and 696,070 shares abstaining.

OTHER INFORMATION

Statement on Quarterly Filing of Complete Portfolio Schedule

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to stockholders, the Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Company also posts its Forms N-Q on its website at www.adamsexpress.com under the heading “Financial Reports” and then “All Other SEC Filings”.

Proxy Voting Policies and Record

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information as to how the Company voted proxies relating to portfolio securities during the 12 month period ended June 30, 2008 are available (i) without charge, upon request, by calling the Company’s toll free number at (800) 638-2479; (ii) on the Company’s website by clicking on “Corporate Information” heading on the website; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Privacy Policy

In order to conduct its business, the Company, through its transfer agent, currently American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

STOCKHOLDER INFORMATION AND SERVICES

DIVIDEND PAYMENT SCHEDULE

The Company presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in “street” or brokerage accounts may make their election by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The Plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Adams Express shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.

Initial Enrollment and Optional Cash Investments
Service Fee	$2.50 per investment
Brokerage Commission	$0.05 per share

Reinvestment of Dividends*
Service Fee	2% of amount invested
(maximum of $2.50 per investment)
Brokerage Commission	$0.05 per share

Sale of Shares
Service Fee	$10.00
Brokerage Commission	$0.05 per share

Deposit of Certificates for safekeeping $7.50
Book to Book Transfers	Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments

Initial minimum investment (non-holders)	$500.00
Minimum optional investment (existing holders)	$50.00
Electronic Funds Transfer (monthly minimum)	$50.00
Maximum per transaction	$25,000.00
Maximum per year	NONE

A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

For Non-Registered Stockholders

For stockholders whose stock is held by a broker in “street” name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a “street” name or brokerage account, please contact your broker for details about how you can participate in AST’s Plan or contact AST.

The Company

The Adams Express Company

Lawrence L. Hooper, Jr.

Vice President, General Counsel and Secretary

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(800) 638-2479

Website: www.adamsexpress.com

E-mail: contact@adamsexpress.com

The Transfer Agent

American Stock Transfer & Trust Company

Address Stockholder Inquiries to:

Stockholder Relations Department

59 Maiden Lane

New York, NY 10038

(877) 260-8188

Website: www.amstock.com

E-mail: info@amstock.com

Investors Choice Mailing Address:

Attention: Dividend Reinvestment

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Website: www.amstock.com

E-mail: info@amstock.com

*The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.